August 30, 2022

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Large Company Value Portfolio (the “Portfolio”)
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Supplement to the Portfolio’s Summary Prospectus and the Company’s Prospectus,
each dated April 30, 2022

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS OF THE WILSHIRE LARGE COMPANY VALUE FUND.

Effective immediately, the footnote to the Annual Portfolio Operating Expenses table for the Portfolio in the Summary Prospectus and the Prospectus is replaced as follows.

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Investment Class total net expense ratio has been restated to reflect the expense limitation agreement. This agreement to limit expenses continues through at least April 30, 2023 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.